[Logo] MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



                        MFS(R) Municipal
                        High Income Fund
                        Annual Report o January 31, 1998







      The Roth IRA is now available (see page 39)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  4
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Tax Form Summary .......................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 27
Notes to Financial Statements ............................................. 33
Report of Ernst & Young LLP, Independent Auditors ......................... 38
Roth IRA .................................................................. 39
The MFS Family of Funds(R) ................................................ 40
Trustees and Officers ..................................................... 41

   HIGHLIGHTS

   o FOR THE YEAR ENDED JANUARY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.81%, WHILE CLASS B SHARES RETURNED 9.87%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE OBJECTIVE OF THE FUND IS TO PROVIDE HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. THE FUND FOCUSES ON THE SUSTAINABILITY OF THAT INCOME OVER TIME BY INVESTING IN SECURITIES THAT WE BELIEVE OFFER THE MOST FAVORABLE RISK/ REWARD TRADEOFFS.

   o TWO SECTORS IN WHICH THE FUND IS CURRENTLY SEEING THE BEST RISK/REWARD TRADEOFFS ARE HOUSING AND HEALTH CARE/ LIFE CARE, BOTH OF WHICH ARE BENEFITING FROM FAVORABLE DEMOGRAPHICS AND STRONG DEMAND.

   o THE FUND'S DIVIDEND WAS REDUCED TWICE IN THE PAST YEAR DUE TO THE DECLINE IN INTEREST RATES, WHICH LED TO A LARGE NUMBER OF MUNICIPAL REFINANCINGS, AS WELL AS TO THE SALE OF SOME HIGH-COUPON DEBT IN THE MIDDLE OF THE YEAR.


--------------------------------------------------------------------------------
    NOT FDIC INSURED            MAY LOSE VALUE            NO BANK GUARANTEE
--------------------------------------------------------------------------------

                               MFS Mourns Chairman's Passing

[Photo of A. Keith Brodkin]    It is with deep regret that we inform you of the
     A. Keith Brodkin          death on February 2, 1998, of A. Keith Brodkin,
                               Chairman and Chief Executive Officer of MFS
                               Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

                                                   more on Mr. Brodkin on page 3

LETTER FROM THE CHAIRMAN

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Based on preliminary data, the U.S. economy grew at a 4.3% annual rate in the fourth quarter of 1997, up from 3.1% in the third quarter. For all of 1997, the economy grew by 3.8% (adjusted for inflation), the fastest pace since 1988. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under some pressure. Inflation remains under control, and the Fed will most likely continue to take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          MFS INVESTMENT MANAGEMENT

   On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Michael Roberge]
      Michael Roberge

For the year ended January 31, 1998, Class A shares of the Fund provided a total return of 10.81%, while Class B shares returned 9.87%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 10.13% return for the Lehman Brothers Municipal Bond Index (the Lehman Index) over the same period. It is important to note that this index is an unmanaged one of investment-grade municipal bonds rated "Baa" or higher, while the Fund primarily invests in lower-quality municipal issues rated "Baa" or below.

Q. COULD YOU TALK ABOUT THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK OVER THE PAST YEAR?

A. Even though interest rates declined in 1997, the extra income on the Fund, as well as the narrowing of yield spreads among credit levels, more than compensated for the greater price sensitivity of the Lehman Index. In general, the performance of high-yield municipal bond funds, including this Fund, is impacted more by the income they earn. As a result, higher-yielding investments tend to outperform in relatively flat or modestly declining interest-rate environments. The Lehman Index, on the other hand, is representative of higher-grade municipal bonds and has a longer duration, so it's more sensitive to changes in interest rates than the average for our holdings.

Q. COULD YOU TALK ABOUT HOW YOU'RE MANAGING THE FUND SINCE TAKING OVER AS PORTFOLIO MANAGER ON DECEMBER 3, 1997?

A. The primary objective of the Fund is to seek high current income. There has been a change in emphasis in that we are now focusing more on sustainability of income. We believe the most successful way of achieving that goal is to purchase securities that we believe offer the most favorable long-term risk/reward tradeoffs and that will continue to produce high tax-exempt yields well into the future. Attempting to maximize yield at any point in time can result in credit problems that may penalize future income. Therefore, our goal is to pay an above-average, but sustainable, yield versus our competitors.

Q.  SO HOW DO YOU ACCOMPLISH THIS?

A. The only way is to do thorough fundamental credit research. We believe that is our strongest competitive advantage. While many of our competitors have been reallocating resources away from research, we have made a concerted effort to bolster our municipal research capabilities. This is especially important given that the U.S. economy is now in its seventh year of expansion. While we do not believe an economic slowdown is imminent, history has shown that economic cycles do occur and that the duration of this expansion has been relatively long. Therefore, we are carefully analyzing our holdings and potential purchases in that light, and we believe this will prove to be invaluable during the next business downturn.

Q.  WHAT PARTICULAR SECTORS DO YOU FAVOR NOW?

A. The two areas in which we are currently seeing the best risk/reward tradeoffs are the housing and the health care/life care sectors. Both sectors are benefiting from favorable demographics and strong demand. However, the quality of the transactions we see varies widely, so a careful analysis of each transaction is imperative. We typically avoid those projects in which the population is not growing favorably, the demographics are suspect, or the market is highly competitive and the supply and demand balance is unfavorable.

Q. THE FUND'S DIVIDEND WAS REDUCED THIS PAST AUGUST, AS WELL AS IN DECEMBER. COULD YOU TALK ABOUT THE REASONS FOR THOSE CUTS?

A. There were two primary reasons for this. First, we have experienced a number of bond calls over the past year. Typically, as the general level of interest rates declines, which was the case in 1997, municipalities will refund outstanding debt to take advantage of the lower borrowing costs. This is similar to homeowners refinancing their mortgages as interest rates decline. As these refinancings occur, the money received must be reinvested at lower interest rates, thereby causing the income earned on the Fund to decline. The second reason for the dividend decline was due to the sale of some high-coupon debt in the middle of the year. We sold some rather large holdings in the paper recycling sector in order to avoid what we expected would be further deterioration in the prices of those securities.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE MUNICIPAL BOND ENVIRONMENT OVER THE PAST YEAR?

A. The general decline in interest rates has been favorable for all fixed-income investments, including municipals. However, a couple of issues particular to the municipal market have presented challenges for investors. First, the decline in interest rates has had a compounding impact on market technicals. Lower rates have spurred refinancings and expanded supply significantly. At the same time, retail demand for municipals, which is a major component of overall demand, has waned as market rates have declined. This has caused municipals to underperform other fixed-income markets, especially in the last half of 1997.

   Second, the continued penetration of municipal bond insurers, which insure almost 60% of new-issue supply, has turned a good portion of the market into a commodity and made finding value difficult.

Q.  MORE SPECIFICALLY, WHAT ABOUT THE HIGH-YIELD MUNICIPAL MARKET?

A. Given the decline in rates, there has been a very strong demand for high-yield securities. Unlike the investment-grade segment of the market, technicals for high-yield paper are strong, with a strong demand for bonds and a limited amount of new-issue supply. Not only are high-yield funds looking to invest new cash in higher-yielding securities, but high-grade funds, which are experiencing calls of higher-coupon bonds issued in the much higher rate environment of the 1980s, are increasingly going out on the risk spectrum and purchasing higher-yielding bonds. This has caused the yield spread between high-yield and high-grade bonds to narrow significantly.

Q. ARE THERE ANY POSITIONS IN THE FUND THAT PERFORMED BETTER THAN YOU EXPECTED IN THE PAST YEAR?

A. We had a couple of solid positions in toll-road bonds that were refunded last year, one in California, the other in Colorado. These bonds were refinanced and made a good contribution to performance. Our corporate-backed bonds also performed well, reflecting the general health of the economy, with its good growth and low inflation.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC ENVIRONMENT OR YOUR MARKET, AND HOW ARE YOU POSITIONING THE FUND FOR THOSE CHANGES?

A. The economy appears healthy, with modest economic growth and low inflation. The Asian crisis appears to have been a brake to the economy's strong domestic demand and has kept it from overheating. Inflation appears to be tame, and most economists forecast lower inflation in 1998 than that experienced in 1997. All of this appears to bode well for interest rates, and we see rates remaining relatively stable for most of 1998. We think the economy will continue to grow modestly and that the sectors we're most heavily invested in, mainly the corporate-backed, health care, and housing sectors, will continue to perform well.

/s/ Michael Roberge
    Michael Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective December 3, 1997, Michael Roberge succeeded Cynthia M. Brown as portfolio manager of the Fund. Mr. Roberge joined MFS in 1996 as a credit analyst and was named Vice President -- Investments in 1997. He is a graduate of Bemidji State University in Minnesota and holds an M.B.A. from Hofstra University in New York.

  FUND FACTS

  OBJECTIVE:                      SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL
                                  INCOME TAXES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          FEBRUARY 24, 1984

  CLASS INCEPTION:                CLASS A  FEBRUARY 24, 1984
                                  CLASS B  SEPTEMBER 7, 1993

  SIZE:                           $1.4 BILLION NET ASSETS AS OF JANUARY 31, 1998

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS(R) Municipal High Income Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended January 31, 1998)

          MFS Municipal       Lehman Brothers    Consumer Price
         High Income Fund       Municipal            Index
          -- Class A            Bond Index           -- U.S.
          ---------------     ---------------    --------------
1/93         $ 9,530              $10,000           $10,000
1/94          10,340               11,230            10,250
1/95          10,230               10,830            10,540
1/96          11,650               12,460            10,820
1/97          11,990               12,940            11,160
1/98          13,283               14,242            11,372

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended January 31, 1998)

          MFS Municipal       Lehman Brothers    Consumer Price
         High Income Fund       Municipal            Index
           -- Class A           Bond Index          -- U.S.
          -------------       ---------------    --------------
1/88        $ 9,530               $10,000           $10,000
1/89         10,320                10,860            10,460
1/90         11,170                11,730            11,010
1/91         11,690                12,820            11,630
1/92         12,900                14,210            11,930
1/93         14,060                15,610            12,320
1/94         15,360                17,520            12,630
1/95         15,200                16,900            12,980
1/96         17,310                19,440            13,330
1/97         17,810                20,190            13,740
1/98         19,734                22,232            14,008


AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1998

                                                             1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class A)
  including 4.75% sales charge (SEC results)                + 5.50%       +7.34%       +5.98%       +7.03%
------------------------------------------------------------------------------------------------------------
MFS Municipal High Income  Fund (Class A)
  at net asset value                                        +10.81%       +9.10%       +7.01%       +7.55%
------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class B)
  with CDSC (SEC results)                                   + 5.87%       +7.25%       +5.80%       +7.10%
------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class B)
  at net asset value                                        + 9.87%       +8.11%       +6.11%       +7.10%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*                       +10.13%       +9.57%       +7.33%       +8.32%
------------------------------------------------------------------------------------------------------------
Consumer Price Index*+                                      + 1.93%       +2.56%       +2.60%       +3.43%
------------------------------------------------------------------------------------------------------------
*  Source: CDA/Wiesenberger.
+  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of B are higher than those of A, B performance generally would have been lower than A performance. The A performance included in the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

The Fund may invest in high-yield securities. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 1998

QUALITY RATINGS

"AAA" .................  18.4%
"AA" ..................   8.0%
"A" ...................   2.0%
"BBB" .................  21.9%
"BB" ..................   3.3%
"B" ...................   3.2%
Nonrated ..............  42.3%
Cash ..................   0.9%

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   EXEMPT-INTEREST DIVIDEND

   FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED JANUARY 31, 1998, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

PORTFOLIO OF INVESTMENTS -- January 31, 1998

Municipal Bonds - 97.6%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 4.7%
  Chicago, IL, FGIC, 5.125s, 2025                                     $ 5,000           $    4,946,650
  Cook County, IL (Markham), 9s, 2012                                   2,670                2,710,050
  District of Columbia, 6s, 2026                                        5,000                5,243,050
  Jefferson County, OH, 7.125s, 2019                                    8,660                9,501,232
  New York City, NY, 6.875s, 2003                                         525                  575,474
  New York City, NY, 7.1s, 2011                                           880                  987,518
  New York City, NY, 7.1s, 2011                                           120                  132,558
  New York City, NY, 5.875s, 2024                                       7,000                7,357,980
  New York City, NY, 6.125s, 2025                                       8,000                8,625,360
  New York City, NY, 6.125s, 2025                                       5,000                5,363,500
  New York City, NY, 5.5s, 2037                                         5,000                5,032,100
  New York City, NY, FSA, 7s, 2022                                      1,695                1,883,975
  Orleans Parish, LA, School Board, FGIC, 0s, 2015                      9,860                4,233,884
  Texas Veteran Housing Assistance Program, 7s, 2025                    1,330                1,463,559
  Ukiah, CA, Unified School District, FGIC, 0s, 2017                    4,795                1,800,954
  Ukiah, CA, Unified School District, FGIC, 0s, 2018                    4,085                1,459,121
  Virgin Islands Public Financing Authority, 7.25s,
    2018                                                                2,000                2,259,560
  West Warwick, RI, 7.3s, 2008                                            200                  222,770
  West Warwick, RI, 7.45s, 2013                                           570                  643,918
                                                                                        --------------
                                                                                        $   64,443,213
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 0.5%
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                                        $ 2,500           $    2,839,000
  South Tucson, AZ, Municipal Property Corp., 8.75s,
    2010                                                                  865                  931,510
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1998                                            75                   75,688
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1999                                            80                   83,550
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2000                                            85                   91,500
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2001                                            95                  105,006
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2002                                           115                  130,071
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                                           130                  150,314
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2004                                           150                  175,858
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2005                                           165                  193,444
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2010                                           235                  275,512
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2011                                           250                  293,097
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2013                                           290                  339,993
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2015                                           335                  392,751
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2016                                           360                  422,060
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2017                                           390                  457,232
                                                                                        --------------
                                                                                        $    6,956,586
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 18.5%
  Arapahoe County, CO, Capital Improvement (Highway
    Rev.), 0s, 2015                                                   $76,375            $  26,802,279
  Arapahoe County, CO, Capital Improvement (Highway
    Rev.), 0s, 2026                                                    69,000               10,390,710
  Austin, TX, Utilities System Rev., 10.75s, 2000                       1,780                2,041,268
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC,MVRICs, 9.093s, 2021(++)                     1,300                1,577,238
  Colorado Health Retirement Facilities, Retirement
    Facilities Rev. (Liberty Heights), 0s, 2022                         6,850                1,884,640
  Colorado Health Retirement Facilities, Retirement
    Facilities Rev. (Liberty Heights), 0s, 2024                        29,295                7,213,894
  Colquitt County, GA, Development Authority Rev., 0s,
    2021                                                                7,270                2,067,006
  Colquitt County, GA, Development Authority Rev., 0s,
    2021                                                                4,250                1,208,360
  Daphne, AL, Special Care Facilities Financing
    Authority
    (1st Mortgage Rev.), 0s, 2008                                      89,975               56,022,034
  Daphne, AL, Special Care Facilities Financing Authority
    (2nd Mortgage Rev.), 0s, 2008                                       4,500                2,801,880
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2008                                 48,475                8,565,532
  Desert Hospital District, CA, Insured Hospital Rev.
    (Desert Hospital Corp.), 8.954s, 2020(++)                           4,000                4,871,000
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2019                                             1,750                1,980,370
  Fairfax County, VA, Redevelopment & Housing Authority
    (Little River Glen), 8.95s, 2020                                    2,000                2,168,360
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2022+                         3,000                3,674,580
  Illinois Development Finance Authority, Retirement
    Housing Rev., 0s, 2023                                             30,000                7,828,800
  Illinois Development Finance Authority, Retirement
    Housing Rev. (Regency Park), ETM, 0s, 2025                          8,050                1,879,836
  Maine Health & Higher Education Facilities Authority
    (St. Mary's General Hospital), 8.625s, 1999                         5,140                5,570,424
  Massachusetts Health & Education Facilities Authority
    (Fairview Extended Care Facility), 10.25s, 2021                     3,000                3,585,360
  Massachusetts Industrial Finance Agency, Tunnel Rev.
    (Mass. Turnpike), 9s, 2020                                         10,895               12,450,915
  Mesa County, CO, Residual Rev., 0s, 2003                             25,125                8,683,451
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), 8.75s, 2001                         2,800                3,211,460
  New Lenox, IL, Community Park Development Authority,
    8.25s, 2004                                                         4,205                5,214,494
  New York City, NY, 6.875s, 2003                                         475                  529,136
  New York City, NY, FSA, 7s, 2022                                          5                    5,603
  New York Local Government Assistance Corp., 7s, 2001                    800                  885,864
  Prince William County, VA, Industrial Development
    Authority, Residential Care Facility (Westminster at Lake Ridge),
    10s, 2022                                                           3,500                4,291,070
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2005                                            1,500                1,114,230
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2007                                            4,000                2,702,600
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2008                                            5,400                3,474,522
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2011                                           13,400                7,220,054
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2028                                           13,450                2,974,333
  South Carolina Public Service Authority (Santee Coop),
    7.1s, 2001                                                          2,000                2,230,560
  Spirit Lake, IA, Industrial Development Rev. (Crystal
    Tips, Inc.), 0s, 2008                                               4,370                6,091,642
  Telluride, CO, Real Estate Transfer Assessment Rev.,
    11.5s, 2012                                                         5,025                8,200,951
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2002                                             21,090               28,522,116
  Washington Public Power Supply System Rev.
    (Nuclear Project#1), 14.375s, 2001                                    805                  973,583
  Washington, GA, Wilkes Payroll Development Authority
    Rev., 0s, 2021                                                      8,000                2,274,560
                                                                                        --------------
                                                                                        $  253,184,715
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 8.2%
  California Statewide Community Development Authority
    Lease Rev. (United Airlines), 5.7s, 2033                          $ 5,000           $    5,091,500
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.4s, 2018                       2,630                2,825,541
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.5s, 2018                        4,500                4,962,690
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                      5,850                6,667,245
  Cleveland, OH, Airport Special Facilities Rev.
    (Continental Airlines), 9s, 2019                                    9,120                9,937,791
  Dallas-Fort Worth, TX, International Airport Facility
    Improvement Corp. (Delta), 7.625s, 2021                             4,500                5,021,955
  Denver, CO, City & County Airport Rev., 8.875s, 2012                  1,325                1,561,950
  Denver, CO, City & County Airport Rev., 8.875s, 2012                  3,675                4,287,108
  Denver, CO, City & County Airport Rev., 7.75s, 2021                     425                  485,261
  Denver, CO, City & County Airport Rev., 7.75s, 2021                   1,625                1,829,165
  Denver, CO, City & County Airport Rev., 8.5s, 2023                      255                  289,093
  Denver, CO, City & County Airport Rev., 8.5s, 2023                    2,695                3,027,159
  Denver, CO, City & County Airport Rev., 8.75s, 2023                   1,530                1,799,938
  Denver, CO, City & County Airport Rev., 8.75s, 2023                   4,240                4,979,922
  Denver, CO, City & County Airport Rev., 8s, 2025                        100                  111,927
  Denver, CO, City & County Airport Rev., 8s, 2025                      1,040                1,154,722
  Denver, CO, City & County Airport Rev. (United
    Airlines), 6.875s, 2032                                             7,130                7,839,506
  Hillsborough County, FL, Aviation Authority Rev. (USAir),
    8.6s, 2022                                                          4,275                4,880,340
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                       16,570               18,515,981
  Port Authority, NY (JFK International Air Terminal),
    MBIA, 5.75s, 2022                                                   7,000                7,422,940
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                             4,000                4,360,880
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.6s, 2030                                              14,210               15,753,490
                                                                                        --------------
                                                                                        $  112,806,104
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 9.8%
  Alaska Industrial Development & Export Authority,
    Power Rev. (Upper Lynn Canal Regional Power),
    5.875s, 2032                                                      $ 1,800           $    1,783,224
  Clark County, NV, Industrial Development Rev.
    (Nevada Power Co.), 5.6s, 2030                                     10,000               10,023,700
  Clark County, NV, Industrial Development Rev.
    (Nevada Power Co.), 5.9s, 2032                                      9,000                9,193,410
  Clark County, NV, Industrial Development Rev.
    (Nevada Power Co.), FGIC, 6.7s, 2022                                4,000                4,396,360
  Farmington, NM, Pollution Control Rev.
    (Tucson Electric Power Co.), 6.95s, 2020                            3,000                3,374,460
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration),
    9.5s, 2009                                                          4,500                5,003,820
  Municipal Electric Authority, GA, Project#1, AMBAC,
    8.426s, 2022(++)                                                    9,900               11,321,739
  New Hampshire Business Finance Authority, Pollution
    Control Rev. (United Illuminating Co.), 5.875s, 2033                2,985                3,042,730
  New Jersey Economic Development Authority
    (Vineland Cogeneration), 7.875s, 2019                               7,550                8,402,622
  New York City, NY, Industrial Development Agency
    (Brooklyn Navy Yard Cogeneration Partners), 5.65s, 2028             7,000                7,162,540
  New York Research and Development Authority,
    Electrical Facilities Rev. (Consolidated Edison),
    AMBAC, 7.5s, 2026                                                   4,750                5,084,495
  New York Research and Development Authority,
    Electrical Facilities Rev. (Long Island Lighting),
    7.15s, 2019                                                         1,650                1,804,077
  New York Research and Development Authority,
    Electrical Facilities Rev. (Long Island Lighting),
    7.15s, 2022                                                         6,050                6,614,949
  Ohio Water Development, Pollution Control Rev.
    (Cleveland Electric), 8s, 2023                                      4,700                5,429,487
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.5s, 2013                      2,300                2,449,109
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                      5,000                5,336,600
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                               5,000                5,122,500
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                              11,000               11,269,500
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                                             10,000               11,093,400
  Southern California Public Power Authority,
    Transmission Project Rev., RIBS, 7.812s, 2012(++)                   7,850                8,976,396
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 9s, 2015                               2,500                2,798,025
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 8s, 2024                               4,000                4,325,600
                                                                                        --------------
                                                                                        $  134,008,743
------------------------------------------------------------------------------------------------------
Health Care Revenue - 16.4%
  Arkansas Development Finance Authority, Economic
    Development Rev. (Southwest Homes), 10.8s, 2018                   $   955           $      984,720
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                             215                  212,141
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                             395                  384,114
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                          1,420                1,360,161
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                            3,150                3,011,431
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                             1,140                1,237,721
  Berlin, MD, Hospital Rev. (Atlantic General Hospital),
    8.375s, 2022                                                        1,345                1,440,845
  Brevard County, FL, Health Facilites Authority
    (Beverly Enterprises), 10s, 2010                                    1,295                1,429,641
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2012                                    1,080                1,430,406
  Cheneyville, LA, Westside Habilitation Center,
    8.375s, 2013                                                        6,100                6,450,811
  Chester County, PA, Health & Education Facilities
    Authority (Jefferson Health Systems), AMBAC, 5.25s, 2022            5,000                5,011,300
  Chester County, PA, Health & Education Facilities
    Authority (Jefferson Health Systems), 5.375s, 2027                  5,000                5,035,800
  Chester County, PA, Industrial Development Authority
    (RHA/PA Nursing Home), 10.125s, 2019                                1,933                1,875,010
  Colorado Health Facilities Authority Rev. (Gericare/Denver),
    10.5s, 2019**                                                       5,000                3,443,750
  Connecticut Health & Educational Facilities
    (Johnson Evergreen), 8.5s, 2014                                     1,350                1,490,036
  Daphne, AL, Special Care Facilities Financing
    Authority (Westminster Village), 8.25s, 2026+                      12,500               11,705,750
  District of Columbia, Hospital Rev. (Hospital for
    Sick Children), 8.875s, 2021                                          945                1,037,931
  Doylestown, PA, Hospital Authority (Doylestown Hospital),
    7.2s, 2023                                                          2,200                2,551,362
  Fairfax, Fauquier & Loudoun Counties, VA, Health
    Center Commission, Nursing Home Rev., 9s, 2020                      1,865                2,017,781
  Grand Junction, CO, Hospital Rev. (Community Hospital),
    6.9s, 2017                                                          2,900                3,047,871
  Hobbs County, NM, Health Facilities Rev.
    (Nemecal Associates), 9.625s, 2014                                  1,685                1,769,199
  Illinois Health Facilities Rev. (Memorial Hospital-
    Woodstock), 7.25s, 2022                                             1,500                1,618,005
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent), 7s, 2022                                     1,000                1,109,230
  Jacksonville, FL, Industrial Development Rev.
    (Beverly Enterprises), 9.75s, 2011                                    910                  983,191
  Jefferson County, KY, Health Facilities Rev.
    (Beverly Enterprises), 10.125s, 2008                                2,150                2,306,047
  Kansas City, MO, Industrial Development Authority
    (Bishop Spencer Place, Inc.), 8s, 2024                              7,720                8,079,520
  Kansas City, MO, Industrial Development Authority,
    Retirement Facilities (Kingswood), 9s, 2013                         5,250                5,700,082
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                      870                  973,156
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                          1,331                  371,707
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprises), 10.125s, 2008                                1,225                1,335,397
  Martin County, FL, Industrial Development Authority
    (Beverly Enterprises), 9.8s, 2010                                   2,650                2,870,215
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023                            13,405               13,443,606
  Massachusetts Health & Education Facilities Authority
    Rev. (St. Anne's Hospital), 9.375s, 2014                            5,000                5,095,700
  Massachusetts Industrial Finance Agency, 9.25s, 2009                  3,940                4,087,041
  Massachusetts Industrial Finance Agency
    (Brandon Residential Treatment), 8.75s, 2024                        5,275                5,744,633
  Massachusetts Industrial Finance Agency (GF Revere),
    8.875s, 2025                                                        7,710                8,499,967
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.375s, 2018                                 2,300                2,549,941
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.625s, 2026                                 3,520                3,933,072
  Massachusetts Industrial Finance Agency (Martha's
    Vineyard Long-Term Care Facility), 9.25s, 2022**(+)                 3,410                  988,900
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                               5,830                5,960,067
  Michigan Strategic Fund Ltd., Obligation Rev.
    (River Valley Recovery Center), 12.875s, 2015                       1,007                1,032,317
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae Project), 7.375s, 2027                                     3,000                3,128,760
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                        2,460                2,630,872
  Nebraska Investment Finance Authority (Centennial
    Park), 10.5s, 2016                                                  2,200                2,261,160
  New Hampshire Industrial Development Authority (Tall
    Pines), 11.25s, 2016                                                2,300                2,455,733
  New Jersey Economic Development Authority (Burnt
    Tavern Convalescent Center), 9s, 2013                               1,700                1,854,887
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                                    1,350                1,439,626
  New Jersey Economic Development Authority
    (Geriatric & Medical Services), 9.625s, 2004                          425                  473,867
  New Jersey Economic Development Authority
    (Geriatric & Medical Services), 9.625s, 2022                        1,350                1,497,636
  New Jersey Economic Development Authority (Gerimed),
    10.5s, 2020                                                         3,000                3,175,650
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                                           2,935                3,127,360
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.5s, 2009                                      700                  755,300
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                                    1,000                1,082,700
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                                             4,000                4,353,040
  North Carolina Medical Care Commission, Hospital Rev.
    (Duke University Hospital), 5.25s, 2026                             5,000                5,013,400
  North Carolina Medical Care Commission, Hospital Rev.
    (Valdese General Hospital), 8.75s, 2016                             1,865                2,123,731
  North Central, TX, Health Facilities Development Corp.
    (Baylor University Medical Center), 9.614s, 2016(++)                4,300                5,196,765
  Okaloosa County, FL, Retirement Rental Housing Rev.
    (Beverly Enterprises), 10.75s, 2003                                 2,530                2,622,598
  Osceola County, FL, Industrial Development Rev.,
    Community Pooled Loan, 7.75s, 2017                                  2,700                2,872,854
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                    1,950                2,223,351
  Reedley, CA, Certificates of Participation (Mennonite
    Home), 7.5s, 2026                                                   5,500                5,726,105
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 8.15s, 2021(++)                                2,000                2,119,380
  San Francisco, CA, City & County (Coventry Park),
    8.5s, 2026                                                          9,435               10,418,033
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                          1,825                1,988,849
  Seminole County, FL, Industrial Development Authority
    (Friendly Village), 10s, 2011                                         830                  849,289
  St. Charles County, MO, Industrial Development
    Authority (Garden View Care Center), 10s, 2016                      1,710                1,737,907
  St. Petersburg, FL, Health Facilities Rev. (Swanholm
    Nursing), 10s, 2022                                                 1,490                1,341,000
  Suffolk County, NY, Industrial Development Agency
    (APPLE), 9.75s, 2015**                                              3,680                1,656,000
  Tyler, TX, Health Facilities Development Corp. (East
    Texas Medical Center Project), MBIA, 5.6s, 2027                     3,000                3,119,190
  Vincennes, IN, Economic Development Authority
    (Lodge of the Wabash), 12.5s, 2015                                  1,980                1,940,400
  Waterford Township, MI, Economic Development Rev.
    (Canterbury Health Care), 8.375s, 2023                              3,100                3,100,000
  Westerville, OH, Industrial Development Rev. (1st
    Mortgage Health Care), 10s, 2008                                      495                  501,123
  Wilkins Area, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                    1,050                1,191,845
  Wilkinsburg, PA, Municipal Authority Health
    (Monroeville Christian), 8.25s, 2027                                7,100                7,769,317
                                                                                        --------------
                                                                                        $  225,357,303
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 14.8%
  Baltimore County, MD, Pollution Control (Bethlehem Steel),
    7.55s, 2017                                                       $ 1,850           $    2,090,833
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024                                        10,455               11,915,354
  Butler, AL, Industrial Developement Board, Solid
    Waste Rev. (James River), 8s, 2028                                  4,500                5,222,115
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 7.5s, 2015                                   4,390                4,895,904
  Courtland, AL, Industrial Development Board, Solid
    Waste Disposal Rev. (Champion International Corp.),
    6.375s, 2029                                                        2,500                2,672,925
  Dayton, OH, Special Facilities Rev. (Emery Air Freight),
    12.5s, 2009                                                           950                1,031,244
  DeQueen, AR, Industrial Development Board
    (Weyerhaeuser Co.), 9s, 2006                                        1,000                1,026,270
  Eastern Band of Cherokee Indian Community, NC
    (Carolina Mirror Co.), 10.25s, 2009+                                3,020                3,040,325
  Eastern Band of Cherokee Indian Community, NC
    (Carolina Mirror Co.), 11s, 2012+                                     950                  956,336
  Florence County, SC, Industrial Development Rev.
    (Stone Container Corp.), 7.375s, 2007                               3,315                3,621,936
  Hardeman County, TN (Correctional Facilities Corp.),
    7.75s, 2017                                                         6,500                7,296,250
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                          8,555               10,043,656
  Hodge Village , LA, Utilities Rev. (Stone Container),
    9s, 2010                                                            6,800                7,406,968
  Indiana Development Finance Authority, 7.25s, 2011                   10,000               11,297,600
  Indiana Development Finance Authority Rev. (Inland Steel),
    5.75s, 2011                                                         3,000                3,161,190
  Lawrenceburg, TN, Industrial Development Board
    (Tridon, Inc.), 9.625s, 2006                                        2,600                2,771,054
  Maine Finance Authority (Bowater), 7.75s, 2022                        8,500                9,580,435
  Massachusetts Port Authority Rev., Special Facilities
    (Bosfuel), MBIA, 5.75s, 2039                                        5,000                5,201,650
  Mesa County, CO (Joy Technologies), 8.5s, 2006                        1,350                1,539,013
  New Hampshire Business Authority, Sewer & Solid Waste
    Disposal (Crown Paper), 7.875s, 2026                                5,000                5,845,050
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.4s, 2015                                  4,000                4,358,240
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.6s, 2017                                  8,000                8,771,440
  Ohio Solid Waste Rev. (CSC Limited), 8.5s, 2022                       4,500                4,756,455
  Ohio Solid Waste Rev. (Republic Engineered Steels),
    8.25s, 2014                                                         7,000                7,239,190
  Owyhee County, ID, Industrial Development Rev.,
    8.25s, 2002                                                         4,000                4,308,200
  Perry County, KY, Solid Waste Disposal Resources
    (TJ International), 7s, 2024                                       11,000               12,048,410
  Philadelphia, PA, Industrial Development Authority
    Rev.,
    7.75s, 2017                                                         2,000                2,216,320
  Port of New Orleans, LA (Avondale Industries), 8.5s,
    2014                                                               22,750               26,418,665
  Port of New Orleans, LA (Continental Grain Co.),
    7.5s, 2013                                                          2,000                2,225,560
  Power County, ID, Pollution Control Rev. (FMC Corp.),
    5.625s, 2014                                                        1,000                1,028,420
  Riverdale, IL, Enviromental Improvement Rev. (Acme
    Metals), 7.9s, 2024                                                 2,500                2,841,150
  Savannah, GA, Economic Development Authority,
    Industrial Development Rev. ( Hershey Foods Corp.),
    7.4s, 2026                                                          7,500                8,371,725
  Spokane County, WA, Industrial Development Corp.
    (Kaiser Aluminum & Chemical Corp. Project), 7.6s,
    2027                                                                3,700                4,230,506
  Sweetwater County, WY, Solid Waste Disposal Rev.,
    6.9s, 2024                                                          3,000                3,312,750
  Tooele County, UT, Pollution Control Rev., 7.55s,
    2027                                                                5,000                5,455,250
  Walton, GA, Industrial Development Rev.
    (Ultima Rubber Products), 10s, 2010                                 4,250                4,872,412
                                                                                        --------------
                                                                                        $  203,070,801
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 1.7%
  Bexar County, TX, Health Facilities Development
    (Baptist Health Systems), MBIA, 5.25s, 2027                       $ 4,000             $  4,008,600
  Illinois Health Facilities Authority Rev. (Sisters of
    Mercy), MBIA, 9.537s, 2015(++)                                      5,200                6,317,792
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, RIBS, 9.884s, 2016(++)                            4,000                4,624,760
  North Central, TX, Health Facilities Development
    Corp. (Presbyterian Hospital), MBIA, 9.345s, 2021(++)               4,000                4,790,600
  Philadelphia, PA, Hospital & Higher Education
    Facilities Authority Rev., FGIC, 6.504s, 2012(++)                   2,000                2,055,960
  Salt Lake City, UT, Hospital Rev. (Intermountain
    Health Care), AMBAC, 9.287s, 2020(++)                               1,250                1,484,288
                                                                                        --------------
                                                                                        $   23,282,000
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.0%
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018                $ 2,000           $    2,083,660
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments Project), 7.25s, 2027                                    4,000                4,616,400
  Butler County, OH, Multifamily Housing (Meadow Ridge
    Apartments Project B), 9.5s, 2030                                   2,130                2,130,000
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                         3,130                3,312,667
  Florida Multi-Family Housing Finance Agency Rev.,
    8.5s, 2018                                                          2,000                2,099,120
  Maplewood, RI, Housing Development Corp.
    (Terrace Apartments), 6.9s, 2025                                    4,015                4,288,140
  Maryland Community Development Administration, 0s, 2032              11,550                  843,612
  Massachusetts Housing Finance Agency, 8.5s, 2020                         15                   15,253
  Memphis, TN, Health, Education & Housing Facilities Board
    (Wesley Highland Terrace), 12.75s, 2015++                           6,300                5,355,000
  Texas Housing & Community Board (Harbors & Plumtree),
    10s, 2026                                                           1,770                1,824,144
  Virginia Housing & Development Authority, 0s, 2017                    6,530                1,234,758
                                                                                        --------------
                                                                                        $  27,802,754
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.4%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2017                       $ 1,250           $    1,231,612
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017                   950                  993,634
  Denver, CO, Urban Renewal Tax Increment (Downtown
    Denver), 8.5s, 2013                                                 1,340                1,401,546
  Denver, CO, Urban Renewal Tax Increment (Downtown
    Denver), 7.25s, 2017                                                1,250                1,358,200
                                                                                        --------------
                                                                                        $    4,984,992
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 6.6%
  Arkansas Housing Development Agency, Residential
    Mortgage Rev., 0s, 2015                                           $ 6,825           $    1,079,237
  California Housing Finance Authority Rev., FHA, 0s, 2023             12,950                1,836,958
  California Housing Finance Authority Rev., 7.4s, 2026                 8,545                9,332,165
  Chicago, IL, Capital Appreciation, Single Family
    Mortgage Rev., FGIC, 0s, 2017                                       8,430                  982,011
  Colorado Housing Finance Authority, 8s, 2016                          3,000                3,024,750
  Connecticut Housing Finance Authority, 5.85s, 2028                    4,125                4,249,080
  Cook County, IL, Single Family Housing Rev., 0s, 2015                 2,665                  396,472
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011             3,395                  917,499
  Delaware Single Family Housing Authority Rev., 6.75s, 2024            2,685                2,895,236
  Denver, CO, City & County Single Family Mortgage Rev.,
    0s, 2015                                                              650                   86,658
  East Baton Rouge, LA, Capital Appreciation Rev., MBIA,
    0s, 2010                                                           10,295                2,622,651
  El Paso, TX, Housing Finance Corp., Single Family
    Mortgage Rev., 8.75s, 2011                                            740                  804,217
  Florida Housing Finance Agency Rev., 0s, 2016                        10,800                1,709,856
  Florida Housing Finance Agency Rev. (South Lake
    Apartments), 0s, 2012                                                  10                    2,265
  Georgia Housing & Finance Authority Rev., FHA, 0s, 2031              72,355                6,337,575
  Harris County, TX, Housing Finance Corp., 9.875s, 2014                  635                  635,889
  Hawaii Housing Finance & Development Corp., 5.75s, 2030               5,000                5,079,350
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                    295                  316,287
  Jefferson County, TX, Housing Finance Corp., Single
    Family Mortgage Rev., MBIA, 0s, 2015                                3,810                  569,671
  Maine Housing Authority, Mortgage Purchase Rev.,
    8.2s, 2022                                                          2,775                2,892,216
  Maryland Community Development Administration, 6s, 2039               3,500                3,665,130
  Mississippi Home Corp., Single Family Senior Housing
    Rev., FGIC, 9.25s, 2012                                               197                  212,161
  Nebraska Investment Finance Authority Housing Rev.,
    6.3s, 2028                                                          2,485                2,654,850
  Nevada Housing Division, Single Family Mortgage Rev.,
    0s, 2015                                                            1,975                  346,780
  New Castle County, DE, Single Family Mortgage Rev., FGIC,
    0s, 2016                                                              955                  143,575
  New Hampshire Housing Finance Authority, Single
    Family Mortgage Rev., 8.5s, 2014                                    3,040                3,150,139
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Rev., 6.9s, 2024                                           2,970                3,168,723
  North Carolina Housing Finance Agency, 5.85s, 2028                    9,110                9,409,719
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 8.3s, 2012                                             370                  386,887
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 6.8s, 2023                                             950                1,012,006
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 5.9s, 2029                                           2,295                2,368,555
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, RIBS, 8.832s, 2031(++)                                  1,350                1,533,573
  Reno County, KS, Single Family Morgage Rev., AMBAC,
    0s, 2014                                                            4,525                  691,737
  South Dakota Housing Development Authority,
    Homeownership Mortgage, 5.8s, 2028                                  5,000                5,136,900
  Texas Housing & Development Agency, Residential
    Mortgage Rev., 8.4s, 2020                                           1,655                1,746,521
  Texas Housing & Development Agency, Single Family
    Mortgage Rev., 8.2s, 2016                                             630                  644,648
  Vermont Housing Finance Agency, Single Family Home
    Mortgage Purchase, 8.1s, 2022                                       1,510                1,562,155
  Wisconsin Housing & Economic Development Authority,
    Home Ownership Rev., 0s, 2016                                       1,655                  262,218
  Wisconsin Housing & Economic Development Authority,
    Home Ownership Rev., RIBS, 9.855s, 2022(++)                         1,770                1,977,143
  Wyoming Community Development Authority, 5.85s, 2028                  5,000                5,173,900
                                                                                        --------------
                                                                                        $   91,017,363
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Pennsylvania Economic Development Finance Authority,
    Recycling Rev. (Ponderosa Fibers Project), 9.25s, 2022            $ 3,500           $    2,380,000
------------------------------------------------------------------------------------------------------
Special Assesment District - 0.1%
  Indianapolis, IN, Public Improvement Bond Rev., 6.5s, 2022          $ 2,000           $    2,002,720
------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.8%
  Arizona Student Loan Acquisition Authority, "D",
    7.25s, 2010                                                       $ 2,970           $    3,196,255
  Arizona Student Loan Acquisition Authority, "C",
    7.625s, 2010                                                        4,610                5,217,690
  Pennsylvania Higher Education Assistance Agency,
    AMBAC, RIBS, 8.138s, 2022(++)                                       2,700                2,897,289
                                                                                        --------------
                                                                                        $   11,311,234
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 7.8%
  Florida Mid-Bay Bridge Authority Rev., 8.5s, 2022                   $ 2,500           $    2,865,200
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, to 2005, 7.15s to 2013                          5,000                3,790,300
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2018                                           44,190               15,421,426
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2021                                           25,000                7,361,000
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2022                                           30,835                8,606,974
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2023                                            5,765                1,525,419
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2024                                           72,045               18,071,047
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2030                                           22,935                4,173,253
  Massachusetts Turnpike Authority, Metropolitan
    Highway System Rev., MBIA, 0s, 2021                                 9,500                2,951,840
  Massachusetts Turnpike Authority, Metropolitan
    Highway System Rev., MBIA, 0s, 2024                                19,500                5,198,310
  Massachusetts Turnpike Authority, Metropolitan
    Highway System Rev., MBIA, 0s, 2025                                 6,045                1,531,199
  Massachusetts Turnpike Authority, Metropolitan
    Highway System Rev., MBIA, 5s, 2027                                10,000                9,762,700
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., MBIA, 5.25s, 2030                          15,200               15,331,784
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., MBIA, 0s, 2031                             24,000                4,464,000
  Telluride, CO, Real Estate Transfer Assessment Rev.,
    11.5s, 2012                                                           975                1,194,697
  Telluride, CO, Real Estate Transfer Assessment Rev.,
    9s, 2016                                                            2,465                2,782,590
  West Virginia Parkways, Economic Development &
    Tourism Authority, FGIC, RIBS, 7.452s, 2019(++)                     1,200                1,336,596
                                                                                        --------------
                                                                                        $  106,368,335
------------------------------------------------------------------------------------------------------
Universities - 0.8%
  Islip, NY, Community Development Agency Rev.
    (New York Institute of Technology), 7.5s, 2026                    $ 6,000             $  6,636,540
  Massachusetts Industrial Finance Agency (Curry College),
    8s, 2014                                                            1,420                1,504,873
  Massachusetts Industrial Finance Agency (Emerson
    College), 8.9s, 2018                                                3,000                3,326,820
                                                                                        --------------
                                                                                        $   11,468,233
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 1.2%
  Detroit, MI, Sewage Disposal Rev., FGIC, 7.516s, 2023(++)           $ 2,000           $    2,156,300
  Harrisburg, PA, Authority Water Rev., FGIC, 7.32s, 2015(++)           2,000                2,274,620
  New York City, NY, Municipal Water Finance Authority,
    5.75s, 2029                                                         8,590                9,109,094
  New York City, NY, Municipal Water Finance Authority,
    FSA, 5.375s, 2026                                                   2,500                2,534,350
                                                                                        --------------
                                                                                        $   16,074,364
------------------------------------------------------------------------------------------------------
Other - 3.1%
  Brush, CO, Industrial Development Rev. (Training
    Centers International), 9.5s, 2015                                $ 8,822           $   11,145,891
  Colorado Postsecondary Educational Facilities
    Authority Rev. (Colorado Ocean Journey), 8.3s, 2017                 3,500                4,130,805
  Danville, VA, Industrial Development Authority Rev.
    (Piedmont Mall), 8s, 2017                                           8,280                8,868,542
  District of Columbia (National Public Radio), 7.7s, 2023              3,500                3,865,540
  Harris County, TX, Cultural Education Facility (Space
    Center Houston), 9.25s, 2023                                           70                   73,611
  Jenks Township, PA, Municipal Authority Rev., 8s, 2018                4,650                5,536,523
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2011                                                        2,700                2,950,830
  Massachusetts Health & Education Facilities Authority
    (Learning Center for Deaf Children), 9.25s, 2014                      900                  963,441
  Southeast Wisconsin Professional Baseball,
    Certificates of Participation, MBIA, 0s, 2014                       1,000                  434,280
  Southeast Wisconsin Professional Baseball,
    Certificates of Participation, MBIA, 0s, 2015                       1,000                  409,740
  Southeast Wisconsin Professional Baseball,
    Certificates of Participation, MBIA, 0s, 2017                       1,000                  367,210
  St. Louis County, MO, Industrial Development Authority
    (Eagle Golf Enterprises), 10s, 2005                                 2,200                2,447,236
  St. Louis County, MO, Industrial Development Authority
    (Kiel Center Arena), 7.875s, 2024                                   1,000                1,110,420
                                                                                        --------------
                                                                                        $   42,304,069
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,197,515,974)                                 $1,338,823,529
------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%

  Allegheny County, PA, Hospital Development Authority
    Rev. (Presbyterian University Hospital), due 03/01/18             $ 1,000           $    1,000,000
  Allegheny County, PA, Hospital Development Authority
    Rev. (Presbyterian University Hospital), due 03/01/20               1,400                1,400,000
  Kansas City, MO, Industrial Development Hospital,
    due 04/15/15                                                          700                  700,000
  Lincoln County, WY, Pollution Control Rev. (Exxon),
    due 11/01/14                                                          100                  100,000
  Lincoln County, WY, Pollution Control Rev. (Exxon),
    due 11/01/14                                                        1,600                1,600,000
  Lubbock, TX, Health Facilities Development Rev. (St.
    Joseph Health System), due 07/01/13                                 1,000                1,000,000
  Massachusetts Health & Educational Facilities Authority,
    due 01/01/35                                                          200                  200,000
  New York City, NY,Municipal Water Finance Authority,
    due 06/15/24                                                        3,200                3,200,000
  New York City, NY, Municipal Water Finance Authority,
    due 06/15/22                                                        2,900                2,900,000
  Uinta County, WY, Pollution Control Rev. (Chevron),
    due 08/15/20                                                          200                  200,000
  Uinta County, WY, Pollution Control Rev. (Chevron),
    due 12/01/22                                                          400                  400,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost and Value                           $   12,700,000
------------------------------------------------------------------------------------------------------

Non-Floating Rate Demand Note - 0.2%
------------------------------------------------------------------------------------------------------
  State of California, due 06/30/98,
    at Amortized Cost and Value                                       $ 2,500           $    2,509,100
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,212,725,074)                                     $1,354,032,629
Other Assets, Less Liabilities - 1.3%                                                       17,722,997
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                     $1,371,755,626
------------------------------------------------------------------------------------------------------
  **Non-income producing security-in default.
   +Restricted security.
  ++Security accruing partial interest-in default.
 (+)Security valued by or at the direction of the Trustees.
(++)Inverse floating rate security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
JANUARY 31, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,212,725,074)   $1,354,032,629
  Cash                                                             218,186
  Receivable for investments sold                                4,752,062
  Receivable for Fund shares sold                                4,766,673
  Interest receivable                                           18,918,072
  Other assets                                                       9,760
                                                            --------------
    Total assets                                            $1,382,697,382
                                                            --------------
Liabilities:
  Distributions payable                                     $    4,046,816
  Payable for Fund shares reacquired                             2,165,952
  Payable for investments purchased                              1,222,461
  Payable to affiliates -
    Management fee                                                  34,474
    Shareholder servicing agent fee                                  8,459
    Distribution and service fees                                    9,659
    Administrative fee                                               1,077
  Accrued expenses and other liabilities                         3,452,858
                                                            --------------
      Total liabilities                                     $  10,941,756
                                                            --------------
Net assets                                                  $1,371,755,626
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,404,394,453
  Unrealized appreciation on investments                       141,307,555
  Accumulated net realized loss on investments                (174,480,602)
  Accumulated undistributed net investment income                  534,220
                                                            --------------
      Total                                                 $1,371,755,626
                                                            ==============
Shares of beneficial interest outstanding                    151,151,726
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $1,107,180,560 / 122,019,211 shares of
     beneficial interest outstanding)                           $9.07
                                                                =====
  Offering price per share (100 / 95.25 of net asset
   value per share)                                             $9.52
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $264,575,066 / 29,132,515 shares of
     beneficial  interest outstanding)                          $9.08
                                                                =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 1998
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 89,447,132
                                                                   ------------
  Expenses -
    Management fee                                                 $  7,934,130
    Trustees' compensation                                               67,113
    Shareholder servicing agent fee                                   1,580,544
    Distribution and service fee (Class B)                            1,729,611
    Administrative fee                                                  155,713
    Custodian fee                                                       345,095
    Postage                                                              87,957
    Printing                                                             59,422
    Legal fees                                                           36,807
    Auditing fees                                                        36,372
    Miscellaneous                                                       624,176
                                                                   ------------
      Total expenses                                               $ 12,656,940
    Fees paid indirectly                                               (253,060)
    Reduction of expenses by distributor                               (137,206)
                                                                   ------------
      Net expenses                                                 $ 12,266,674
                                                                   ------------
        Net investment income                                      $ 77,180,458
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                   $(43,492,930)
  Change in unrealized appreciation on investments                   93,915,575
                                                                   ------------
      Net realized gain on investments                             $ 50,422,645
                                                                   ------------
        Increase in net assets from operations                     $127,603,103
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                              1998               1997
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   77,180,458     $   73,016,861
  Net realized loss on investments                           (43,492,930)       (22,959,311)
  Net unrealized gain (loss) on investments                   93,915,575        (20,906,221)
                                                          --------------     --------------
    Increase in net assets from operations                $  127,603,103     $   29,151,329
                                                          --------------     --------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $  (67,068,274)    $  (70,123,751)
  From net investment income (Class B)                       (10,428,729)        (5,579,841)
                                                          --------------     --------------
    Total distributions declared to shareholders          $  (77,497,003)    $  (75,703,592)
                                                          --------------     --------------
        Net increase in net assets from Fund share
      transactions                                        $  207,501,009     $   73,861,749
                                                          --------------     --------------
      Total increase in net assets                        $  257,607,109     $   27,309,486
Net assets:
  At beginning of year                                     1,114,148,517      1,086,839,031
                                                          --------------     --------------

At end of year (including accumulated undistributed net
  investment income of $534,220 and $618,295,
  respectively)                                           $1,371,755,626     $1,114,148,517
                                                          ==============     ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                   1998             1997               1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 8.73           $ 9.12             $ 8.60           $ 9.38           $ 9.26
                                                       ------           ------             ------           ------           ------
Income from investment operations# -
  Net investment income                                $ 0.57           $ 0.61             $ 0.61           $ 0.64           $ 0.77
  Net realized and unrealized gain
   (loss) on investments                                 0.34            (0.36)              0.59            (0.75)            0.05
                                                       ------           ------             ------           ------           ------
      Total from investment operations                 $ 0.91           $ 0.25             $ 1.20           $(0.11)          $ 0.82
                                                       ------           ------             ------           ------           ------
Less distributions declared to shareholders
  from net investment income                           $(0.57)          $(0.64)            $(0.68)          $(0.67)          $(0.70)
                                                       ------           ------             ------           ------           ------
Net asset value - end of period                        $ 9.07           $ 8.73             $ 9.12           $ 8.60           $ 9.38
                                                       ======           ======             ======           ======           ======
Total return(+)                                        10.81%            2.87%             13.92%          (1.04)%            9.19%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            0.89%            0.93%              0.93%            1.04%            1.10%
  Net investment income                                 6.42%            6.96%              6.83%            7.27%            7.15%
Portfolio turnover                                        19%              17%                20%              32%              18%
Net assets at end of period (000 omitted)          $1,107,181         $988,178         $1,009,031         $920,043         $809,957

  #Per share data for the periods subsequent to January 31, 1995, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                               1993             1992             1991             1990             1989
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 9.22           $ 9.09           $ 9.45           $ 9.55           $ 9.68
                                                   ------           ------           ------           ------           ------
Income from investment operations -
  Net investment income                            $ 0.73           $ 0.73           $ 0.74           $ 0.85           $ 0.88
  Net realized and unrealized gain (loss)
   on investments                                    0.06             0.17            (0.32)           (0.09)           (0.12)
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 0.79           $ 0.90           $ 0.42           $ 0.76           $ 0.76
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.75)          $(0.77)          $(0.78)          $(0.81)          $(0.82)
  From net realized gain on investments              --               --               --              (0.04)           (0.07)
  From paid-in capital                               --               --               --              (0.01)            --
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
       shareholders                                $(0.75)          $(0.77)          $(0.78)          $(0.86)          $(0.89)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $ 9.26           $ 9.22           $ 9.09           $ 9.45           $ 9.55
                                                   ======           ======           ======           ======           ======
Total return(+)                                     9.02%           10.34%            4.65%            8.24%            8.32%
Ratios (to average net assets)/Supplemental data:
  Expenses                                          1.00%            1.03%            1.05%            1.02%            0.65%
  Net investment income                             7.95%            7.96%            8.17%            8.90%            9.27%
Portfolio turnover                                    10%              21%              41%              21%              23%
Net assets at end of period (000 omitted)        $731,968         $648,043         $638,185         $485,037         $325,044

(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued

-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                               1998             1997             1996             1995           1994**
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 8.74           $ 9.12           $ 8.60           $ 9.38           $ 9.40
                                                   ------           ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                         $ 0.49           $ 0.52           $ 0.52           $ 0.57           $ 0.32
  Net realized and unrealized gain (loss)
    on investments                                   0.34            (0.35)            0.59            (0.78)           (0.14)
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 0.83           $ 0.17           $ 1.11           $(0.21)          $ 0.18
                                                   ------           ------           ------           ------           ------

Less distributions declared to shareholders
from net investment income                         $(0.49)          $(0.55)          $(0.59)          $(0.57)          $(0.20)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $ 9.08           $ 8.74           $ 9.12           $ 8.60           $ 9.38
                                                   ======           ======           ======           ======           ======
Total return                                        9.87%            1.96%           12.78%          (2.13)%            1.89%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.73%            1.86%            1.91%            2.10%            2.04%+
  Net investment income                             5.50%            6.00%            5.84%            6.32%            5.43%+
Portfolio turnover                                    19%              17%              20%              32%              18%
Net assets at end of period (000 omitted)        $264,575         $125,971          $77,808          $55,675           $    1

  **For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
   +Annualized.
   #Per share data for the periods subsequent to January 31, 1995, are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)The distributor voluntarily waived a portion of its distribution fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                          $ 0.49             --               --               --               --
    Ratios (to average net assets):
      Expenses##                                    1.80%             --               --               --               --
      Net investment income                         5.43%             --               --               --               --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal High Income Fund (the Fund) is a non-diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended January 31, 1998, accumulated undistributed net investment income was increased by $232,470, accumulated net realized loss on investments was decreased by $770,893, and paid in capital was decreased by $1,003,363, due to differences between book and tax accounting for pension expense, defaulted bonds, and market discount. This change had no effect on the net assets or net asset value per share.

At January 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $169,959,618 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 1999, ($2,433,909), January 31, 2000, ($4,786,449),
January 31, 2001, ($5,199,093), January 31, 2002, ($28,166,887), January 31,
2003, ($27,178,219), January 31, 2004, ($30,637,034), January 31, 2005,
($26,148,057) and January 31, 2006 ($45,409,970).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees.
All shareholders bear the common expenses of the Fund based on the settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                  BASED ON GROSS INCOME
---------------------------                  ---------------------
First $1.3 billion              0.30%        4.75%
In excess of $1.3 billion       0.25%

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $18,728 for the year ended January 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,044,362 for the year ended January 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan relating solely to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares.
MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for the year ended January 31, 1998. Fees incurred under the distribution plan during the year ended January 31, 1998, were 0.84% of average daily net assets attributable to Class B shares on an annualized basis. The distributor has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 1998, were $42,903 and $397,579 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. Effective January 1, 1998, the fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $410,464,783 and $227,083,885, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,212,725,454
                                                                 --------------
Gross unrealized appreciation                                    $  150,849,063
Gross unrealized depreciation                                        (9,541,888)
                                                                 --------------
    Net unrealized appreciation                                  $  141,307,175
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                 YEAR ENDED JANUARY 31, 1998     YEAR ENDED JANUARY 31, 1997
                                ----------------------------    ----------------------------
                                     SHARES           AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      25,471,927    $ 224,128,497     16,594,610    $ 145,833,348
Shares issued to shareholders
  in reinvestment of
  distributions                   2,798,867       24,656,251      2,943,909       25,881,400
Shares reacquired               (19,400,212)    (171,063,899)   (17,043,700)    (149,563,593)
                                -----------    -------------    -----------    -------------
    Net increase                  8,870,582    $  77,720,849      2,494,819    $  22,151,155
                                ===========    =============    ===========    =============

Class B Shares
                                 YEAR ENDED JANUARY 31, 1998     YEAR ENDED JANUARY 31, 1997
                                ----------------------------    ----------------------------
                                     SHARES           AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      16,825,264    $ 148,354,869      6,763,017    $  59,442,277
Shares issued to shareholders
  in reinvestment of
  distributions                     387,829        3,429,277        238,469        2,098,259
Shares reacquired                (2,492,160)     (22,003,986)    (1,121,560)      (9,829,942)
                                -----------    -------------    -----------    -------------
    Net increase                 14,720,933    $ 129,780,160      5,879,926    $  51,710,594
                                ===========    =============    ===========    =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended January 31, 1998 was $7,937.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1998, the Fund owned the following restricted securities (constituting 1.41% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.

                                                 DATE OF           SHARE/
DESCRIPTION                                  ACQUISITION       PAR AMOUNT             COST            VALUE
-------------------------------------------------------------------------------------------------------------
Daphne, AL, Special Care Facilities
  Financing Authority, 8.25s, 2026              10/28/88      $12,500,000      $12,504,656      $11,705,750
Eastern Band Cherokee Indian Community,
  NC, 10.25s. 2009                              11/25/86        3,020,000        3,105,256        3,040,325
Eastern Band Cherokee Indian Community,
  NC, 11s, 2012                                  9/19/86          950,000          860,375          956,336
Hannibal, MO, Industrial Development
  Authority, 9.5s, 2022                          3/23/92        3,000,000        2,971,412        3,674,580
                                                                                                -----------
                                                                                                $19,376,991
                                                                                                ===========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund, including the schedule of portfolio of investments as of January 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended January 31, 1995 indicated herein, were audited by other auditors whose report dated March 16, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                            /s/ Ernst & Young LLP
Boston, Massachusetts
March 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Municipal High Income Fund

Trustees                                           Custodian
Richard B. Bailey* - Private Investor;             State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                          Auditors
                                                   Ernst & Young LLP
Peter G. Harwood - Private Investor
                                                   Investor Information For MFS stock and bond
J. Atwood Ives - Chairman and Chief Executive      market outlooks, call toll free: 1-800-637-4458
Officer, Eastern Enterprises                       anytime from a touch-tone telephone. For
                                                   information on MFS mutual funds, call your
Lawrence T. Perera - Partner, Hemenway             financial adviser or, for an information kit,
& Barnes                                           call toll free: 1-800-637-2929 any business day
                                                   from 9 a.m. to 5 p.m. Eastern time (or leave a
William J. Poorvu - Adjunct Professor, Harvard     message anytime).
University Graduate School of Business
Administration                                     Investor Service
                                                   MFS Service Center, Inc.
Charles W. Schmidt - Private Investor              P.O. Box 2281
                                                   Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,           For general information, call toll free:
MFS Investment Management                          1-800-225-2606 any business day from
                                                   8 a.m. to 8 p.m. Eastern time.
Jeffrey L. Shames* - Chairman, and
Chief Executive Officer,                           For service to speech- or hearing-impaired, call
MFS Investment Management                          toll free: 1-800-637-6576 any business day from
                                                   9 a.m. to 5 p.m. Eastern time. (To use this
Elaine R. Smith - Independent Consultant           service, your phone must be equipped with a
                                                   Telecommunications Device for the Deaf.)
David B. Stone - Chairman, North American
Management Corp. (investment advisers)             For share prices, account balances, and
                                                   exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                 (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company           telephone.
500 Boylston Street
Boston, MA 02116-3741                              World Wide Web
                                                   www.mfs.com
Distributor
MFS Fund Distributors, Inc.
500 Boylston Street                                [Dalbar Logo] For the fourth year in a row, MFS
Boston, MA 02116-3741                              earned a #1 ranking in the DALBAR, Inc.
                                                   Broker/Dealer Survey, Main Office Operations
Portfolio Manager                                  Service Quality Category. The firm achieved a
Michael Roberge*                                   3.42 overall score on a scale of 1 to 4 in the
                                                   1997 survey. A total of 111 firms responded,
Treasurer                                          offering input on the quality of service they
W. Thomas London*                                  received from 29 mutual fund companies
                                                   nationwide. The survey contained questions about
Assistant Treasurers                               service quality in 11 categories, including
Mark E. Bradley*                                   "knowledge of operations contact," "keeping you
Ellen Moynihan*                                    informed," and "ease of doing business" with the
James O. Yost*                                     firm.

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) Municipal                                                    Bulk Rate
High Income Fund                                                  U.S. Postage
                                                                       Paid
                                                                       MFS
[Logo] MFS(SM)                                                  ----------------
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


500 Boylston Street
Boston, MA 02116-3741


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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
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